UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cape Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

N/A

(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

Annual Meeting of Stockholders
To Be Held April 26, 2011
PROXY CARD CORRECTION — NEW PROXY CARD ENCLOSED
Dear Stockholder:
You should have recently received a white proxy card that accompanied the proxy statement dated March 23, 2011. The stockholder proposals were properly included on the white proxy card but were listed in the incorrect order. Therefore, in order to avoid confusion, we are requesting that you discard the white proxy card you received and use the enclosed Yellow proxy card to vote for this year’s nominees and other proposals.
Even if you have already returned the white proxy card, please sign, date and return the Yellow proxy card in the envelope provided.
Thank you for your assistance and immediate attention to this matter.

Sincerely,
Joan B. Ditmars
Corporate Secretary
(609) 465-5600 ext. 4506
REMEMBER: SIGN AND RETURN THE YELLOW PROXY CARD, EVEN IF YOU HAVE ALREADY SIGNED AND RETURNED THE WHITE PROXY CARD!
225 North Main Street, Cape May Court House, New Jersey 08210

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CAPE BANCORP, INC.			For	With- hold	For All Except
	ANNUAL MEETING OF STOCKHOLDERS APRIL 26, 2011 10:00 A.M., LOCAL TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).		☐	☐	☐

Agostino R. Fabietti, Roy Goldberg, Joanne D. Kay, and James J. Lynch
          The undersigned hereby appoints the official proxy committee of Cape Bancorp, Inc. (the “Company”), consisting of Robert F. Garrett, III, and Frank J. Glaser or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on April 26, 2011 at 10:00 a.m., local time, at The Cape Bank Conference Center, 211 North Main Street, Cape May Court House, New Jersey, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
					For	Against	Abstain
		2.	The advisory (non-binding) vote to approve the Company’s executive compensation.		☐	☐	☐

				Every	Every Two	Every Three
		3.	A non-binding proposal to give advice with respect to the frequency that stockholders will vote on our executive compensation programs and policies.	Year ☐	Years ☐	Years ☐	Abstain ☐

		4.	The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Cape Bancorp, Inc. for the fiscal year ending December 31, 2011.		For ☐	Against ☐	Abstain ☐

		5.	The transaction of such other business as may properly come before the Annual Meeting, and any adjournments or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSALS AND “FOR” EVERY YEAR ON PROPOSAL 3.
Please be sure to date and sign this proxy card in the box below.	Date

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Sign above	Co-holder (if any ) sign above

é  Detach above card, sign, date and mail in postage paid envelope provided.  é
CAPE BANCORP, INC.
PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report to Stockholders.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.